U.S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                   CURRENT REPORT PURSUANT
                TO SECTION 13 OR 15(d) OF THE
             SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 5,
2000

CHIEF CONSOLIDATED MINING COMPANY
(Exact name of Registrant as Specified in Its Charter)


Arizona
(State or other jurisdiction of incorporation or organization)


87-0122295
(I.R.S. Employer ID. No.)


500 Fifth Avenue, Suite 1021, New York, NY 10110-1099
(Address of Principal Executive Offices)


212-354-4044
(Issuer's Telephone Number, Including Area Code)



Item 5.  Other Events

Registrant in its Form 8-K dated November 19, 1999 reported at "Item 5. Other Events" that it had entered into a stock purchase agreement dated as of November 19, 1999 with Dimeling, Schreiber & Park (DS&P)for the sale of 3,500,000 shares of a convertible common stock for $7,000,000 payable at the time of closing. There is incorporated herein by reference registrant's Form 8-K dated November 19, 1999, including the Stock Purchase Agreement, Registration Rights Agreements and Form of Warrant annexed thereto at Item 7(c).

As set forth at Item 5 of registrant's Form 8-K dated
November 19, 1999, the stock purchase transaction was subject to approval by the shareholders of registrant at a meeting to be held on December 29, 1999.

The shareholders of registrant, at the meeting of shareholders held December 29, 1999, approved amendments to the Articles of Incorporation of registrant and the agreements relating to the stock purchase transaction.
There is incorporated herein by reference registrant's Notice of Special Meeting of Shareholders in Lieu of Annual Meeting held December 29, 1999 and the Proxy Statement annexed thereto, said Notice and Proxy Statement being dated November 30, 1999. Proposals 2 and 3 contained in the Proxy Statement set forth information concerning the amendments to the Articles of Incorporation approved by the shareholders, details concerning the identity of the purchaser, the use of proceeds from the stock sale, the terms of the stock purchase agreement and other related agreements and other information relating to the transaction.
At the meeting, the shareholders also elected management's seven director nominees, including three directors who are principals of DS&P.

On December 30, 1999, registrant received cash funds representing the $7,000,000 purchase price under the stock purchase agreement paid by DS&P for 3,500,000 shares of registrant's new issue of convertible common stock.
Registrant intends to use the proceeds from the sale in the manner set forth in the aforesaid Proxy Statement.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         CHIEF CONSOLIDATED MINING COMPANY
                         (Registrant)





January 5, 2000          /s/LEONARD WEITZ
                    (Signature and Title)
                    Leonard Weitz
                    President, Chairman of the Board of
                    Directors, and
                    Principal Executive Officer



Safe Harbor Statement under the Private Securities
Litigation Reform Act of 1995:

This Form 8-K Report contains statements which are not historical facts, such as anticipated production, exploration results and costs and therefore are "forward-looking statements" within the meaning of the Private
Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties that could cause actual results to differ materially from those projected, anticipated, expected or implied. These risks and uncertainties include, but are not limited to, the following: the net proceeds received by registrant from the sale of the convertible common stock are not sufficient for registrant to complete the intended work and projects; even if the amount of funds from the stock sale is sufficient to complete the work and projects, registrant is unable to initiate profitable mining activities at the Trixie Mine and/or mining from the Homansville area is not commercially feasible. Refer to registrant's Proxy Statement dated
November 30, 1999 for the shareholders meeting held December
29, 1999 and Form 10-QSB and 10-KSB reports filed with the Securities and Exchange Commission.